                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                November 12, 1998


                        DIAMOND MULTIMEDIA SYSTEMS, INC.
        ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       0-25580                                                      77-0390654
---------------------                                 ------------------------------------
(Commission File No.)                                 (IRS Employer Identification Number)


                              2880 Junction Avenue
                           San Jose, California 95134
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 325-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events

     On November 12, 1998, Diamond Multimedia Systems, Inc. (the "Registrant") issued a press release, a copy of which is filed herewith as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1     Press release issued by the Registrant on November 12, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DIAMOND MULTIMEDIA SYSTEMS, INC.


Dated: November 16, 1998                      By: /s/ James M. Walker
                                                 -------------------------------
                                                 James M. Walker
                                                 Senior Vice President and
                                                 Chief Financial Officer


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                        DIAMOND MULTIMEDIA SYSTEMS, INC.


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------
99.1           Press release issued by the Registrant on November 12, 1998.


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